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Exhibit 10.16

SUBSCRIPTION AGREEMENT

        January 27, 2004

InfraSource Services, Inc.
500 West Dutton Mill Road
Aston, PA 19014

Attention: Terence R. Montgomery, Chief Financial Officer

        The undersigned, OCM Principal Opportunities Fund II, L.P., a Delaware limited partnership, hereby agrees to subscribe for and purchase 135,430 shares of common stock, par value $0.001 per share (the "Common Stock"), of InfraSource Services, Inc., a Delaware corporation (the "Corporation"), at a price of $100 per share, for an aggregate purchase price of $13,543,000. The Corporation hereby acknowledges receipt of payment in the amount of $13,543,000.

OCM/GFI Power Opportunities Fund, L.P.
By:	Oaktree Capital Management, LLC, its General Partner
By:	/s/ CHRISTOPHER S. BROTHERS
Name:	Christopher S. Brothers
Title:	Managing Director
By:	/s/ MICHAEL P. HARMON
Name:	Michael P. Harmon
Title:	Senior Vice President
Acknowledged By:
InfraSource Services, Inc.
By:	/s/ TERENCE R. MONTGOMERY
Name:	Terence R. Montgomery
Title:	Chief Financial Officer

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SUBSCRIPTION AGREEMENT